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                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed by TD AMERITRADE Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD AMERITRADE Holding Corporation.


Dated: May 8, 2007                      /s/ JOSEPH H. MOGLIA
                                        ----------------------------------------
                                        Joseph H. Moglia
                                        Chief Executive Officer


Dated: May 8, 2007                      /s/ WILLIAM J. GERBER
                                        ----------------------------------------
                                        William J. Gerber
                                        Senior Vice President, Chief Financial
                                        Officer